Exhibit 1.2

5,750,000 Shares

(subject to increase to up to 6,612,500 shares)

Macon Financial Corp.

(a North Carolina corporation)

Common Stock

(no par value)

AGENCY AGREEMENT

            , 2011

RAYMOND JAMES & ASSOCIATES, INC.

4000 West Chase Boulevard, Suite 110

Raleigh, North Carolina 27607

Ladies and Gentlemen:

Macon Financial Corp., a North Carolina stock corporation (the “Company”), Macon Bancorp, a North Carolina mutual holding company (the “MHC”) and Macon Bank, a North Carolina chartered stock savings bank (the “Bank”), hereby confirm their agreement with Raymond James & Associates, Inc. (the “Agent”) with respect to the offer and sale by the Company of up to 5,750,000 shares of the Company’s common stock, no par value (the “Common Stock”) (subject to increase to up to 6,612,500 shares). The shares of Common Stock to be sold by the Company in the Offerings (as defined below) are hereinafter called the “Securities.”

The Securities are being offered for sale in accordance with the Plan of Conversion (the “Plan”) adopted by the Boards of Directors of the MHC, the Bank and the Company pursuant to which (i) the MHC will convert from a North Carolina-chartered mutual holding company to a North Carolina stock corporation and (ii) the MHC will merge with and into the Company, with the Company as the surviving entity (the “MHC Merger”), whereby the Bank will become a wholly owned subsidiary of the Company and the liquidation interests in the MHC constructively received by the members of the MHC immediately prior to the MHC’s conversion will automatically, without further action on the part of the holders thereof, be preserved as an interest in a liquidation account in the Company (“Liquidation Account”); (iii) the Company will offer for sale the Securities; and (iv) the Company will contribute 90% of the net proceeds of the Offerings to the Bank in exchange for common stock of the Bank.

Pursuant to the Plan, the Company will offer to certain depositors and borrowers of the Bank rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). To the extent Securities are not subscribed for in the Subscription Offering, such Securities may be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given first to persons who are natural persons and trusts of natural persons who are residents of Buncombe, Clay, Cherokee, Graham, Haywood, Henderson, Jackson, Macon, Polk, Swain and Transylvania Counties, North Carolina, and Rabun County, Georgia, and second to other persons to whom the Company delivers a prospectus. The Community Offering may be commenced concurrently with, during or after, the Subscription Offering. It is currently anticipated that any Securities not subscribed for in the Subscription Offering and Community Offering will be offered, subject to Section 2 hereof, in a syndicated offering (the “Syndicated Offering”). The Subscription Offering, the Community Offering and the Syndicated Offering are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual holding company to stock holding company form, the formation of the Company, the MHC Merger, the constructive receipt by members of the MHC of liquidation interests in the Company in exchange for their liquidation interests in the MHC and the subsequent automatic exchange of such liquidation interests for an interest in the Liquidation Account in the Company and in the liquidation account established by the Bank (“Bank Liquidation Account”), the contribution by the Company of 90% of the net proceeds of the Offerings to the Bank in exchange for common stock of the Bank and the Offerings are hereinafter referred to collectively as the “Conversion.” It is acknowledged that the number of Securities to be sold in the Conversion may be increased or decreased as described in the Prospectus, as hereinafter defined. If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-174826), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription Offering and the Community Offering or the Syndicated Offering which differs from the Prospectus on file at the

Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus of the Company to be used in the Subscription Offering and the Community Offering. Such prospectus contains information with respect to the Company, the MHC, the Bank and the Securities.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the Bank and the MHC jointly and severally represent and warrant to the Agent as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agent furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus (the “Agent Information”), which the Company, the MHC and the Bank acknowledge appears only in the second sentence of the section “Summary – Market for Common Stock,” the third sentence of the first paragraph of the section “Market for the Common Stock” and the first sentence of the first paragraph of the section “The Conversion – Marketing and Distribution; Compensation”.

(ii) At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405 of the Securities Act Regulations. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h) of the Securities Act Regulations, the Company met the conditions required by Rules 164 and 433 of the Securities Act Regulations for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the offered Securities at the time it is required to be filed under Rule 433 of the Securities Act Regulations and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Rule 433 of the Securities Act Regulations.

(iii) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Agent Information. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities and at the Closing Time as defined herein.

2. “Statutory Prospectus,” as of any time, means the Prospectus relating to the offered Securities that is included in the Registration Statement relating to the offered Securities immediately prior to that time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the Securities Act Regulations, relating to the offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Securities Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) of the Securities Act Regulations or otherwise, even though not required to be filed with the Commission.

(iv) None of the Company, the MHC or the Bank will issue any Issuer-Represented General Use Free Writing Prospectus prior to completion of the Offerings other than press releases which will not include any more information therein than permitted by the provisions of Rule 134 of the Securities Act Regulations and are otherwise not deemed a free writing prospectus as defined in Rule 405 of the Securities Act Regulations. None of the Company, the MHC or the Bank will issue prior to completion of the Offerings any Issuer Represented Limited-Use Free Writing Prospectus without the prior written consent of the Agent, which shall not be unreasonably withheld. Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the offered Securities or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offered Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the offered Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein.

(v) The MHC has filed with the Board of Governors of the Federal Reserve System (the “FRB”) the Company’s application for approval of the change in control of the MHC and the MHC Merger (the “Holding Company Application”) pursuant to the [Bank Holding Company Act of 1956, as amended (the “BHCA”),] and the regulations promulgated by the FRB thereunder and has published written notice of such filing as required. The MHC has received written notice from the FRB of its approval of the Holding Company Application, such approval remains in full force and effect and no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of the BHCA and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vi) Pursuant to North Carolina banking laws and the rules and regulations of the North Carolina Commissioner of Banks (the “NCCOB”) governing mutual to stock conversions (the “NCCOB Regulations”), the MHC has filed with the NCCOB an application for a change in control of the MHC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof (such application, as amended to date, if applicable, and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Conversion Application”). The Offerings and the Plan have been duly adopted by the Boards of Directors of the MHC, the Bank and the Company and such adoption has not since been rescinded or revoked. The Conversion Application has been approved by the NCCOB. The Prospectus, the proxy statement for the solicitation of proxies from MHC members for the special meeting to approve the Plan (the “Members’ Proxy Statement”), all included as part of the Conversion Application, have been approved for use by the NCCOB, such approval remains in full force and effect and no order has been issued by the NCCOB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the NCCOB. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of all applicable laws and regulations, including the NCCOB Regulations.

(vii) The MHC has filed with the Federal Deposit Insurance Corporation (the “FDIC”) a notice of its intent to effect the conversion (the “FDIC Notice”). The MHC has received written notice from the FDIC of its non-objection to the Conversion, no order has been issued by the FDIC objecting to the Conversion, and no proceedings, therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FDIC.

(viii) At the time of their use, the Members’ Proxy Statement and any other proxy solicitation materials will comply in all material respects with the applicable provisions of the NCCOB Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the MHC and the Bank will promptly file the Prospectus and any supplemental sales literature with the Commission and the NCCOB. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the NCCOB Regulations and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the NCCOB, the FRB, the FDIC and the Commission for use in final form.

(ix) None of the Commission, the NCCOB or any “blue sky” authority has, by order or otherwise, prevented or suspended the use of the Members’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the MHC or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or threatened.

(x) At the Closing Time referred to in Section 2 hereof, the Company, the MHC and the Bank will have completed the conditions precedent to the Conversion under the applicable NCCOB Regulations, the BHCA and the rules and regulations of the FRB and the FDIC and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC or the Bank by the NCCOB, the FRB, the FDIC or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. To the knowledge of the Company the MHC and the Bank, no person has sought to obtain review of the final action of the NCCOB in approving the Plan or in approving the Conversion Application or of the FRB in approving the Holding Company Application. The Conversion and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(xi) RP Financial, LC (the “Appraiser”), which prepared the valuation of the Bank as part of the Conversion, has advised the Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the NCCOB Regulations and any interpretations or guidelines issued by the NCCOB or its staff with respect thereto and that it is independent with respect to such entities.

(xii) Dixon Hughes Goodman LLP, the accountants who audited and reported on the consolidated financial statements of the MHC included in the Registration Statement, have advised the Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (the “PCAOB”) and such accountants are, with respect to the Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and NCCOB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or the applicable rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as from time to time amended or supplemented pursuant to the Exchange Act or otherwise (the “Exchange Act Regulations”) (the Securities Act Regulations and the Exchange Act Regulations are collectively referred to herein as the “Commission Regulations”).

(xiii) The only direct subsidiaries of the MHC are the Bank and Macon Capital Trust I, a Delaware statutory trust. The only direct subsidiary of the Bank is Macon Services, Inc., a North Carolina corporation. Macon Capital Trust I and Macon Services, Inc. are collectively referred to herein as the “Subsidiaries.” Except for the Subsidiaries, none of the Company, the MHC or the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the only direct subsidiaries of the Company will be the Bank and Macon Capital Trust I.

(xiv) The consolidated financial statements and the related notes thereto included in the Registration Statement and the General Disclosure Package, including the Prospectus, present fairly the consolidated financial position of the MHC and its subsidiaries at the dates indicated and the consolidated statements of income (loss), equity and comprehensive income (loss) and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the NCCOB Regulations; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and, as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xv) Since the respective dates as of which information is given in the Registration Statement and the General Disclosure Package, including the Prospectus, except as otherwise stated therein: (A) there has been no material adverse change in the financial condition, capital assets, results of operations, business affairs or prospects of the Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company, the MHC and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus; and (D) none of the Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus.

(xvi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business and is in good standing in the State of North Carolina and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

(xvii) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus under “Capitalization;” except as set forth elsewhere in this Agreement, at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; if certificates are utilized to represent the Securities issued to purchasers in the Offerings, the certificates representing the Securities will conform to the requirements of applicable law and regulations; if Securities are issued in book entry form to purchasers in the Offerings, such issuance of shares of Common Stock in book entry form conforms to the requirements of applicable law and regulations and is legally sufficient to represent ownership of the Securities; and the issuance of the Securities is not subject to preemptive or other similar rights except for subscription rights granted under the Plan.

(xviii) The MHC has been duly incorporated and is validly existing as a mutual holding company under the laws of the State of North Carolina with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. The MHC is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify would not have a Material Adverse Effect. The MHC is registered as a bank holding company under the BHCA.

(xix) The MHC has no capital stock. All holders of the savings, time or other authorized accounts of the Bank, and certain borrowers of the Bank, are members of the MHC.

(xx) The Bank has been duly organized and is validly existing as a North Carolina chartered savings bank in stock form, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will continue to be a North Carolina-chartered savings bank in stock form. The Bank is duly qualified to transact business and is in good standing under the laws of the State of North Carolina and in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify would not have a Material Adverse Effect.

(xxi) The Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith; none of the Company, the MHC or the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xxii) The Bank is a member in good standing of the Federal Home Loan Bank of Atlanta; the deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (the “FDIC”) up to the applicable limits and upon consummation of the Conversion, and the Bank Liquidation Account for the benefit of eligible account holders and supplemental eligible account holders will be duly established in accordance with the requirements of applicable law and regulations.

(xxiii) Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify would not have a Material Adverse Effect. The activities of each Subsidiary are permitted to subsidiaries of a North Carolina chartered savings bank and a North Carolina chartered mutual holding company by the rules and regulations, resolutions and practices of the NCCOB and the FRB; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the MHC or the Bank, as the case may be, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(xxiv) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, no par value, and 10,000,000 shares of preferred stock, no par value (the “Company Preferred Stock”), of which no shares of the Common Stock and no shares of Company Preferred Stock have been issued or are outstanding as of the date hereof. The authorized capital stock of the Bank consists of              shares of common stock, par value

$             per share (the “Bank Common Stock”), of which              shares of Bank Common Stock are issued and outstanding as of the date hereof. No additional shares Bank Common Stock, and no shares of Common Stock or Company Preferred Stock will be issued prior to the Closing Time referred to in Section 2 hereof. The issued and outstanding shares of Bank Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, are owned by the MHC free and clear of any security interest, mortgage, pledge, lien or encumbrance or legal or equitable claim and have been issued in compliance with all federal and state securities laws. The terms and provisions of the Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights and there are no other warrants, options or rights of any kind to acquire additional shares of Bank Common Stock. None of Company, the MHC or the Bank own any equity securities or any equity interest in any business enterprise except as described in the Prospectus.

(xxv) The Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the MHC and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxvi) Subsequent to the respective dates as of which information is given in the Registration Statement and the General Disclosure Package, including the Prospectus, and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Company, the MHC, the Bank or the Subsidiaries will have (A) issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, or (B) entered into any transaction or series of transactions which are material in light of the business of the Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise, excluding the origination, purchase and sale of loans or the purchase or sale of investment securities or mortgaged-backed securities in the ordinary course of business consistent with past practice.

(xxvii) No approval of any regulatory or supervisory or other public authority is required of the Company, the MHC or the Bank in connection with the execution and delivery of this

Agreement or the issuance of the Securities that has not been obtained and a copy of which has been delivered to the Agent, except as may be required under the securities laws of various jurisdictions.

(xxviii) None of the Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument (“Contracts”) to which the Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the MHC, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement or the Conversion Application that have not been so filed.

(xxix) The consummation of Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets (except for liens, charges or encumbrances relating to the Liquidation Account) of the Company, the MHC or the Bank pursuant to any Contract to which the Company, the MHC or the Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxx) No labor dispute with the employees of the Company, the MHC or the Bank exists or, to the knowledge of the Company, the MHC or the Bank, is imminent or threatened; and the Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxxi) Each of the Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the MHC, the Bank or the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the MHC, the Bank or the Subsidiaries under which the Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the General Disclosure Package, including the Prospectus, are valid and binding agreements of the Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

(xxxii) None of the Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the NCCOB, the FRB, the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective businesses; the Company, the MHC, the Bank and each of the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the NCCOB, the FRB, the FDIC and the Commission). Except as disclosed in the Prospectus, none of the Company, the MHC, the Bank or any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the MHC, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the MHC or the Bank, is expected to result in a Material Adverse Effect or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the transactions contemplated hereby. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the MHC, the Bank or any of the Subsidiaries.

(xxxiii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the MHC or the Bank, threatened, against or affecting the Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the MHC, the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material, and there are no contracts or documents of the Company, the MHC, the Bank or the Subsidiaries which are required to be filed as exhibits to the Registration Statement or the Conversion Application which have not been so filed.

(xxxiv) The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation, except where the failure to do so would not have a Material Adverse Effect. Neither the Bank nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(xxxv) The Company, the MHC, and the Bank have obtained an opinion of its counsel, Brooks, Pierce, McLendon, Humphrey & Leonard L.L.P., with respect to the legality of the Securities and the federal and state income tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinion are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company, the MHC, nor the Bank has taken or will take any action inconsistent therewith.

(xxxvi) The Company is not and, upon completion of the Conversion and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxvii) All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the MHC included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including without limitation truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226, real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxviii) To the knowledge of the Company, the MHC and the Bank, none of the Company, the MHC, the Bank, the Subsidiaries or their employees has made any payment of funds of the Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxix) Each of the Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xl) The Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the Bank Secrecy Act, USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the best knowledge of the Company, the MHC and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(xli) None of the Company, the MHC, the Bank or any Subsidiary nor any properties owned or operated by the Company, the MHC, the Bank or any Subsidiary is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the MHC or the Bank threatened, relating to the liability of any property owned or operated by the Company, the MHC, the Bank or any Subsidiary, under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xlii) The Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The Company, the MHC and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the MHC or the Bank.

(xliii) The Company has received all approvals required to consummate the Conversion, and to have the Common Stock quoted on the Nasdaq Global Market effective as of the Closing Time referred to in Section 2 hereof.

(xliv) At or prior to the Closing Time, the Company will have filed a Form 8-A with the Commission for the Securities under Section 12(b) of the Exchange Act.

(xlv) There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of the FINRA and any of the MHC’s, the Company’s, the Bank’s or any Subsidiary’s officers or directors. None of the Company, the MHC, the Bank or any Subsidiary has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans or other liabilities in the ordinary course of business or as described in the General Disclosure Package, including the Prospectus); (ii) had any dealings with respect to sales of securities within the 12 months prior to the date hereof with any member of the FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the Offerings and purchases and sales of U.S. government and agency and other securities in the ordinary course of business; or (iii) engaged any intermediary between the Agent and the Company, the MHC and the Bank in connection with the Offerings, and no person is being compensated in any manner for such services.

(xlvi) The Company, the MHC, the Bank and each Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value for their respective properties as is customary for companies engaged in similar industries.

(xlvii) At the time the Company’s securities are registered pursuant to Section 12 of the Exchange Act, the Company shall have established and will maintain disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); which (A) are designed to ensure that material information relating to the Company including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, (B) have been (or will be) evaluated for effectiveness as of a date within 90 days prior to the filing of the Company’s most recent annual or quarterly report filed with the Commission and (C) are effective in all material respects to perform the functions for which they were established. The Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and such deficiencies or fraud have either been disclosed in the Prospectus and the General Disclosure Package or are not material to the Company and the Bank considered as one enterprise; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies, material weaknesses or fraud.

(xlviii) Except as described in the General Disclosure Package, including the Prospectus, there are no contractual encumbrances or contractual restrictions or regulatory restrictions on the ability (i) of the Company, the Bank or the Subsidiaries to pay dividends or make any other distributions on the Company’s, the Bank’s or the Subsidiaries’ capital stock (with respect to the Bank, subsequent to the Closing Time) or (ii) of the Company, the Bank or the Subsidiaries (A) to pay any indebtedness owed to or by the Company, the Bank or the Subsidiaries, or (B) to make any loans or advances to, or investments in, the Company, the Bank or the Subsidiaries, or (C) to transfer any of its property or assets to the Company, the Bank or the Subsidiaries.

(xlix) The Company, the MHC and the Bank have not relied on the Agent or the Agent’s counsel for any legal, tax or accounting advice in connection with the Conversion.

(l) The records of eligible account holders, supplemental eligible account holders, and other depositors or borrower members are accurate and complete in all material respects.

(li) The Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the MHC, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the MHC, the Bank and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the MHC, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(b) Any certificate signed by any officer of the Company, the MHC or the Bank and delivered to either of the Agent or counsel for the Agent shall be deemed a representation and warranty by the Company, the MHC or the Bank to the Agent and, for purposes of the opinion to be delivered to the Agent pursuant to Section 5(b)(2) hereof, to the counsel for the Agent as to the matters covered thereby.

SECTION 2. APPOINTMENT OF THE AGENT; SALE AND DELIVERY OF THE SECURITIES; CLOSING. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints the Agent as its agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for Securities, in connection with the Company’s sale of Common Stock in the Offerings. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Agent accepts such appointment and agrees to use its best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement; provided, however, that the Agent shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders. The services to be rendered by the Agent pursuant to this appointment include the following: (i) consulting as to the financial and securities market implications of the Plan and any related corporate documents; (ii) reviewing with the Board of Directors of the Company the financial impact of the Offerings on the Company based on the independent appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents will be the responsibility of the Company and its counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings, including preparation of the marketing materials to be used in the Offerings; (v) as necessary, assisting management in scheduling and preparing for meetings with potential investors and broker-dealers; and (vi) providing such other general advice and assistance as may be reasonable or necessary to promote the successful completion of the Offerings.

The appointment of the Agent hereunder shall terminate upon the earlier to occur of (a) forty-five (45) days after the last day of the Subscription Offering and Community Offering, unless the Company and the Agent agree in writing to extend such period and the NCCOB agrees to extend the period of time in which the Securities may be sold, or (b) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (c) the completion of the Syndicated Offering.

If any of the Securities remain available after the expiration of the Subscription Offering and Community Offering, at the request of the Company and the Bank, the Agent will seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Securities on a best efforts basis, subject to the terms and conditions set forth in a master selling agreement (the “Selected Dealers’ Agreement”) substantially in the form sect forth in Exhibit A to this Agreement. The Agent will serve as sole book running manager of the Syndicated Community Offering. The Agent will endeavor to distribute the Securities among the Selected Dealers in a fashion that best meets the distribution objectives of the Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers. It is understood that in no event shall the Agent be obligated to act as a Selected Dealer or to take or purchase any Securities.

In the event the Company is unable to sell at least the total minimum of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund to any persons who have subscribed for any of the Securities the full amount that it may have received from them, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company, the MHC and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agent as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for placing the funds received from subscriptions for Securities or other offers to purchase Securities in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold. Funds authorized for withdrawal from deposit accounts with the Bank to purchase Securities may remain in such deposit accounts.

If at least the total minimum of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities or, at the Company’s election, in book entry form, at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the offices of Kilpatrick Townsend & Stockton, LLP in Washington, DC at 10:00 a.m. Eastern Standard Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities, or confirmations of issuance of the Securities if the Securities are to be issued in book entry form, shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates for Securities purchased through Selected Dealers shall be made available to the Agent for inspection at least 24 hours prior to the Closing Time at such office as the Agent shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Securities.

The Agent will receive the following compensation for its services hereunder:

(a) The Agent will one and one half percent (1.50%) of the aggregate Actual Purchase Price of the Securities sold in the Subscription Offering, excluding in each case shares purchased by officers, directors, employees or employee benefit plans of the Company or the Bank; and

(b) If any of the Securities remain unsubscribed after the Subscription and Community Offering, at the request of the Company, the Agent will form a group of approved broker-dealer firms for purposes of the Syndicated Offering on a best efforts basis. The Company shall pay a fee to the Agent equal to (i) the compensation payable to Selected Dealers under any Selected Dealers’ Agreement of six percent (6.00%) of the aggregate Actual Purchase Price of the shares of Common Stock sold in the Syndicated Offering and Community Offering; and (ii) a management fee to the Agent and any co-managers of the Syndicated Offering of one and one-half percent (1.50%) of the aggregate Actual Purchase Price of the shares of Common Stock sold in the Syndicated Offering; provided, however, that the aggregate fees to be paid by the Company under a Selected Dealers’ Agreement shall not exceed 6.00% of the aggregate Actual Purchase Price of the shares sold under such agreements. For purposes of this Section 2, the term “Actual Purchase Price” shall mean the price at which the Securities are sold in the Offerings.

All fees payable to the Agent under this Agreement shall be payable in immediately available funds at the Closing Time, or upon the termination of this Agreement, as the case may be. If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Conversion is terminated by the Company, no fee shall be payable by the Company to the Agent; provided, however, that the Company, the MHC and the Bank shall reimburse the Agent for all of its documented out-of-pocket expenses actually incurred prior to termination, including the reasonable fees and disbursements of counsel for the Agent in accordance with the provisions of Section 4 hereof. In addition, the Company and the Bank shall be obligated to pay the fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination.

All fees payable to the Agent hereunder shall be payable in immediately available funds at the Closing Time or upon the termination of this Agreement, as the case may be.

SECTION 3. COVENANTS OF THE COMPANY, THE MHC AND THE BANK. The Company, the MHC and the Bank covenant with the Agent as follows:

(a) The Company, the MHC, and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Conversion Application, the Holding Company Application, the FDIC Notice and the Members’ Proxy Statement as may hereafter be required by the Commission Regulations, the NCCOB Regulations, the rules and regulations of the FRB and the FDIC or as may hereafter be requested by the Agent. Following completion of the Subscription and Community Offering, in the event of a Syndicated Offering, the Company, the the MHC, and the Bank will (i) promptly prepare and file with the

Commission a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information with respect to the proposed plan of distribution and any revised pricing information or (ii) if no such post-effective amendment is required, will file with the Commission a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Rule 424 of the Securities Act Regulations, in either case in a form acceptable to the Agent. The Company, the MHC, and the Bank will notify the Agent immediately, and confirm the notice in writing, of (A) the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Conversion Application, (B) the receipt of any comments from the NCCOB, FRB, the FDIC or the Commission with respect to the transactions contemplated by this Agreement or the Plan, (C) any request by the Commission, the NCCOB, the FRB, the FDIC for any amendment to the Registration Statement, the Conversion Application, the Holding Company Application, the FDIC Notice or any amendment or supplement to the Prospectus or for additional information, (D) the issuance by the NCCOB, the FRB or the FDIC of any order suspending the Conversion or the use of the Prospectus or the use of any other filings relating to the Conversion or the initiation of any proceedings for that purpose, (E) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other filings relating to the Offerings or the initiation of any proceedings for that purpose, and (F) the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company, the MHC and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company will furnish promptly to the Agent and its counsel copies of all correspondence with the Commission with respect to the Registration Statement and the NCCOB, the FRB and the FDIC with respect to the Conversion Application, the Holding Company Application and the FDIC Notice.

(b) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein.

(c) The Company represents and agrees that, unless it obtains the prior consent of the Agent and the Agent represents and agrees that, unless it obtains the prior consent of the Company, they have not made and will not make any offer relating to the offered Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations, or that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Rule 433 of the Securities Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to Clause (a) of Section 2(a)(10) of the Securities Act.

(d) The Company, the MHC and the Bank will give the Agent notice of its intention to file or prepare any amendment to the Conversion Application or Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Syndicated Offering of the Securities that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent may object.

(e) The Company, the MHC and the Bank will deliver to the Agent as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

(f) During the period when the Prospectus is required to be delivered, the Company, the MHC, and the Bank will comply, at their own expense, with all requirements imposed upon them by the NCCOB, the FRB or the FDIC by applicable regulations, as from time to time in force, and by the Nasdaq Global Market, the Securities Act Regulations and the Exchange Act Regulations, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus. Other than as permitted by the NCCOB Regulations, the BHCA, the Securities Act, the Securities Act Regulations and the laws of any state in which the Securities are registered or qualified for sale or exempt from registration, none of the Company, the MHC, or the Bank will distribute any prospectus, offering circular or other offering material in connection with the offer and sale of the Securities.

(g) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Agent, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the MHC and the Bank will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the MHC and the Bank will each furnish such information with respect to itself as the Agent may from time to time reasonably request.

(h) The Company, the MHC and the Bank will take all necessary action, in cooperation with the Agent, to qualify the Securities for offering and sale, or to exempt the Company as a broker-dealer and its officers, directors and employees as broker-dealers or agents, under the applicable securities laws of such states of the United States and other jurisdictions as the NCCOB Regulations may require and as the Agent and the Company have agreed; provided, however, that none of the Company, the MHC or the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(i) The Company authorizes the Agent and any Selected Dealer to act as agent of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky laws” of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

(j) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement that will satisfy the provisions of Section 11(a) of the securities Act.

(k) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to its stockholders as soon as practicable after the end of each such fiscal year an annual report in accordance with the rules and regulations of the Exchange Act (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by independent public accountants in accordance with Regulation S-X under the Commission Regulations) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

(l) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agent (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Agent.

(m) The Company, the MHC and the Bank will conduct the Conversion in all material respects in the manner described in the Prospectus and in accordance with the Plan, the NCCOB Regulations, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the MHC or the Bank by the NCCOB, the Commission or any other applicable regulatory authority.

(n) The Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the NCCOB and the Nasdaq Global Market, or pursuant to the applicable Commission Regulations, NCCOB Regulations and Nasdaq Global Market regulations, as from time to time in force.

(o) The Company will promptly inform the Agent upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(p) Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “How We Intend to Use the Proceeds from the Offering.”

(q) The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(r) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Market and, once listed on the Nasdaq Global Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Market. The Company will file with the Nasdaq Global Market all documents and notices required by the Nasdaq Global Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Market.

(s) The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the Financial Industry Regulatory Authority’s Conduct Rule 5130.

(t) The Company will not, without the prior written consent of the Agent, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities for a period of 180 days following the Closing Time.

(u) During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which it may be entitled pursuant to Sections 6 or 7 hereof, respectively, none of the Company, the MHC or the Bank shall without the prior written consent of the Agent, take or permit to be taken any action that could result in the Company Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance.

(v) The Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the NCCOB in connection with its approval of the Holding Company Application and the Conversion Application.

(w) The Company shall not deliver the Securities until the Company, the MHC, and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agent.

(x) The MHC, the Company or the Bank will furnish to the Agent as early as practicable prior to the Closing Time, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company which have been read by Dixon Hughes Goodman LLP, as stated in their letters to be furnished pursuant to subsections (g) and (h) of Section 5 hereof.

(y) During the period in which the Prospectus is required to be delivered, each of the Company, the MHC, and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the NCCOB and the Nasdaq Global Market.

(z) The Bank will not amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Agent.

(aa) The Company, the MHC, and the Bank will not, prior to the Closing Time, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(bb) The Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 5 hereof.

(cc) The Company, the MHC and the Bank will provide the Agent with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(dd) The Company, the MHC and the Bank will notify the Agent when funds have been received for the minimum number of Securities set forth in the Prospectus.

(ee) The Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable NCCOB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC or the Bank by the Commission, the NCCOB, the FRB, the FDIC or any other regulatory authority or blue sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion; and (ii) conduct the Conversion in the manner described in the Prospectus and in accordance with the Plan, the NCCOB Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC and the Bank by the Commission, the NCCOB, the FRB, the FDIC or any other regulatory or blue sky authority.

SECTION 4. PAYMENT OF EXPENSES. The Company shall reimburse the Agent for an amount not to exceed $185,000 for the Agent’s reasonable, accountable out-of-pocket expenses incurred in connection with the Offerings and the Conversion, including fees and expenses of the Agent’s counsel not to exceed $150,000. In the event that the Agent retains an independent firm to conduct a third party review of the Bank’s loan portfolio in connection with the Offerings, or that any such independent firm is retained on the Agent’s behalf, the Company shall reimburse the costs in connection with any such third party loan review in an additional amount not to exceed $135,000.

The Company, the MHC and the Bank jointly and severally agree to pay all expenses in connection with the Offerings, including without limitation, (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees; (ii) the cost of printing and distributing the offering materials; (iii) the costs of blue sky qualification (including fees and expenses of blue sky counsel) of the shares in the various states; (iv) listing fees; (v) all fees and disbursements of the Company’s counsel, accountants and other advisors; (vi) the printing and delivery to the Agent (in such quantities as the Agent shall reasonably request) of copies of the Registration Statement as originally filed and of each amendment thereto and the printing and delivery of the Prospectus and any amendments or supplements thereto to the purchasers in the Offerings and the Agent (in such quantities as the Agent shall reasonably request); (vii) the printing and delivery to the Agent of copies of a Blue Sky Survey; and (viii) the establishment and operational expense of the conversion center. In the event the Agent incurs any such fees and expenses on behalf of the Company, the MHC or the Bank, the Bank will reimburse the Agent for such fees and expenses whether or not the Conversion is consummated. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company, the MHC or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

SECTION 5. CONDITIONS OF AGENT’S OBLIGATIONS. The Company, the MHC, the Bank and the Agent agree that the issuance and the sale of Securities and all obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company, the MHC and the Bank herein contained as of the date hereof and the Closing Time, to the accuracy of the statements of officers and directors of the Company, the MHC and the Bank made pursuant to the provisions hereof, to the performance by the Company, the MHC and the Bank of their obligations hereunder, and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, no order suspending the Offerings or authorization for final use of the Prospectus shall have been issued or proceedings therefor initiated or threatened by the Commission, the NCCOB, the FRB or the FDIC and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

(b) At the Closing Time, the Agent shall have received:

(1) The favorable opinion, dated as of Closing Time, of Brooks, Pierce, McLendon, Humphrey & Leonard L.L.P. (“Brooks Pierce”) counsel for the Company, the MHC and the Bank, in form and substance satisfactory to counsel for the Agent as attached hereto as Appendix A.

(2) The favorable opinion, dated as of Closing Time, of Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), counsel for the Agent, addressing such matters the Agent may reasonably request.

(3) In giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Brooks Pierce and Kilpatrick Townsend shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein or omitted therefrom, as to which counsel need make no statement), at the time the Registration Statement became effective or at the Closing Time, or that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the extent not inconsistent with the assumptions, qualifications and limitations which shall be set forth in the opinion, the opinions of Brooks Pierce and Kilpatrick Townsend may be governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the “Accord”) of the American Bar Association Section of Business Law (1991). The clause “to counsel’s knowledge,” “to such counsel’s actual knowledge” or similar terms used in said opinion shall have the meaning set forth in the Accord for the term “Actual Knowledge.” In giving their opinions, Brooks Pierce and Kilpatrick Townsend may rely as to matters of fact on certificates of officers and directors of the Company, the MHC and the Bank and certificates of public officials, and Kilpatrick Townsend may also rely on the opinion of Brooks Pierce.

(c) At the Closing Time, the Company, the MHC and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable NCCOB Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the MHC or the Bank by the NCCOB, the FRB, the FDIC or any other regulatory authority, other than those which the NCCOB, the FRB, the FDIC permits to be completed after the Conversion.

(d) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect.

(e) At the Closing Time, the Agent shall have received a certificate of the President and Chief Executive Officer of the Company, of the MHC and of the Bank and the Chief Financial Officer of the Company, of the MHC and of the Bank, dated as of Closing Time, to the effect that (i) there has been no Material Adverse Effect since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, (ii) there shall have been no material transaction entered into by the Company, the MHC or the Bank from the latest date as of which the financial condition of the Company, the MHC or the Bank has been set forth in the Registration Statement and the General Disclosure Package, including the Prospectus, other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice, (iii) none of the Company, the MHC or the Bank shall have received from the NCCOB, the FRB or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Agent) or which would have a Material Adverse Effect, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) each of the Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission or any other governmental body, (vii) no order suspending any material aspect of the Conversion or the authorization for final use of the Prospectus has been issued and no proceedings for that purpose have been initiated or threatened by the NCCOB, the FRB, or the FDIC and no person has sought to obtain regulatory or judicial review of the action of the NCCOB, the FRB or the FDIC in approving or not objecting to the Plan in accordance with the applicable regulations, nor has any person sought to obtain regulatory or judicial review of the action of the NCCOB in approving the Conversion Application, of the FRB in approving the Holding Company Application or of the FDIC in not objecting to the Conversion, (viii) since the date the Prospectus became authorized for final use, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus which has not been so set forth and (ix) the conditions set forth in this Section 5 have been satisfied.

(f) At the Closing Time, the Agent shall have received a certificate of the Chief Executive Officer and President of the Company, the MHC and the Bank and the Chief Financial Officer of the Company, the MHC and the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer-Represented Free-Writing Prospectus and the Members’ Proxy Statement; (ii) based on each of their knowledge, the Registration Statement, the Prospectus, the

General Disclosure Package, any Issuer-Represented Free-Writing Prospectus and the Members’ Proxy Statement, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer-Represented Free-Writing Prospectus and the Members’ Proxy Statement, fairly present the financial condition and results of operations of the MHC and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus; (iv) they are responsible for establishing and maintaining internal controls; (v) they have designed such internal controls to ensure that material information relating to the Company, the MHC and the Bank is made known to them; (vi) they have evaluated the effectiveness of their internal controls; and (vii) they have disclosed to Dixon Hughes Goodman LLP and the audit committee (A) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s, the MHC’s and the Bank’s ability to record, process, summarize, and report financial data, and have identified for the Company’s, the MHC’s and the Bank’s auditors any material weaknesses in internal controls and (B) and fraud, whether or not material, that involves management or other employees who have a significant roles in the Company’s, the MHC’s and the Bank’s internal controls.

(g) As of the date hereof, the Agent shall have received from Dixon Hughes Goodman LLP a letter dated such date, in form and substance satisfactory to the Agent, to the effect that: (i) they are independent public accountants with respect to the Company, the MHC and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations, they are registered with the PCAOB and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Agent and Dixon Hughes Goodman LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the MHC included in the Registration Statement and the General Disclosure Package, including the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the NCCOB Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the General Disclosure Package, including the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” in the Registration Statement and Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long-term or short-term debt of the MHC or any decrease in consolidated total assets, the allowance for loan losses, total deposits or net worth of the MHC, in each case as compared with the amounts shown in the consolidated balance sheet included in the Registration Statement or (A) during the period from June 30, 2011 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest and dividend income, net interest income, net interest income after provision for loan losses, losses before provision for income taxes or net income of the MHC, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the MHC and the Bank identified in such letter.

(h) At the Closing Time, the Agent shall have received from Dixon Hughes Goodman LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Time.

(i) At the Closing Time, the Securities shall have been approved for quotation on the Nasdaq Global Market upon notice of issuance.

(j) At the Closing Time, the Agent shall have received a letter from the Appraiser, dated as of the Closing Time, confirming its appraisal.

(k) At the Closing Time, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(l) At any time prior to Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, North Carolina, Georgia or New York authorities.

(m) The Securities shall have been qualified or registered for offering and sale or exempted therefrom under the securities or blue sky laws of the jurisdictions as the Agent shall have reasonably requested and as agreed to by the Company, the MHC and the Bank.

SECTION 6. INDEMNIFICATION.

(a) The Company, the MHC and the Bank, jointly and severally, agree to indemnify and hold harmless the Agent, each person, if any, who controls the Agent, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective partners, directors, officers, employees and agents as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, related to or arising out of the Conversion or any action taken by the Agent where acting as agents of the Company, the MHC or the Bank or otherwise as described in Section 2 hereof;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Members’ Proxy Statement or Prospectus (or any amendment or supplement thereto), or any Issuer-Represented Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above; provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or any Issuer-Represented Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Agent Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Agent.

(b) The Agent agrees to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus (or any amendment or supplement thereto), or any Issuer-Represented Free Writing Prospectus, in reliance upon and in conformity with the Agent Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the MHC and the Bank also agree that the Agent shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC and its security holders, the Company and its security holders or the MHC’s, the Bank’s or the Company’s creditors relating to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Agent’s bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that the Agent, any person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the MHC, the Bank, the Agent or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Agent or such person or agent is not named as a defendant, the Company, the MHC and the Bank jointly and severally agree to reimburse the Agent and their partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agent and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the MHC, the Bank, and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the MHC or the Bank and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company, the MHC and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the MHC and the Bank on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the Company, the MHC and the Bank on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Agent, and each director of the Company, the MHC and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the MHC or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the MHC and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the MHC or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities. The agreements contained in Sections 6 and 7 hereof and the representations and warranties of the Company, the MHC and the Bank set forth in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or its officers, directors or controlling persons, agent or employees or by or on behalf of the Company, the MHC or the Bank.

SECTION 9. TERMINATION OF AGREEMENT.

(a) The Agent may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, (iii) if trading generally on the Nasdaq Global Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, North Carolina, Georgia or New York authorities, (iv) if any condition specified in Section 5 shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company, the MHC or the Bank or the prospective market for the Company’s Securities as in the Agent’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Agent’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, (vii) if the Plan is abandoned or terminated by the Company; or (viii) if the Conversion is not consummated on or prior to March 31, 2012.

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to the Agent at 4000 West Chase Boulevard, Suite 110, Raleigh, North Carolina 27607, attention of                     , with a copy to Kilpatrick Townsend Stockton LLP, 607 14th Street, NW, Suite 900, Washington, D.C. 20005, attention of Gary R. Bronstein, Esq.; notices to the Company, the MHC and the Bank shall be directed to any of them at 220 One Center Court, Franklin, North Carolina 28734, attention of Roger D. Plemens, with a copy to Brooks, Pierce, McLendon, Humphrey & Leonard, LLP, 2000 Renaissance Plaza, 230 North Elm Street, Greensboro, North Carolina 27401, attention of Robert A. Singer, Esq.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, the MHC and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company, the MHC and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated December 15, 2010 and amended on January 4, 2011 and June     , 2011, by and between the Agent, the MHC and the Bank, relating to the Agent’s providing conversion agent services in connection with the Conversion. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 14. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent on the one hand, and the Company, the MHC, and the Bank on the other in accordance with its terms.

Very truly yours,

MACON FINANCIAL CORP.

By:
Name: Roger D. Plemens
Title: President and Chief Executive Officer

MACON BANK

By:
Name: Roger D. Plemens
Title: President and Chief Execute Officer

MACON BANCORP

By:
Name: Roger D. Plemens
Title: President and Chief Execute Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

RAYMOND JAMES & ASSOCIATES, INC.

By:
Name:
Title:

APPENDIX A

Form of Opinion of Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.

(i) The Company is duly incorporated and validly existing as a corporation and in good standing under the laws of the State of North Carolina.

(ii) The MHC is incorporated and validly existing as a mutual holding company under the laws of the State of North Carolina.

(iii) The Bank is organized and validly existing as a stock savings bank chartered under the laws of the State of North Carolina. The Bank has the authority to transact business in the States of North Carolina and Georgia.

(iv) Each Subsidiary is organized and validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement. To such counsel’s actual knowledge, all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank or the MHC, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim.

(v) Each of the Company, the MHC and the Bank has the full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under the Agreement and the transactions contemplated thereby.

(vi) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, no par value, and 10,000,000 shares of preferred stock, no par value, of which, no shares are issued and outstanding; immediately upon consummation of the Conversion and the Offerings the issued and outstanding capital stock of the Company will be within the range set forth in the Prospectus under “Capitalization.”

(vii) The authorized capital stock of the Bank consists of              shares of Bank Common Stock; all of the issued and outstanding common stock of the Bank has been duly authorized and is validly issued, fully paid and non assessable, and is owned by the MHC free and clear of any security interest, mortgage, pledge, lien or encumbrance. Upon completion of the Conversion, the authorized capital stock of the Bank consists of                      shares of Bank Common Stock, and all of the issued and outstanding capital stock of the Bank will be duly authorized and validly issued, fully paid and non-assessable and owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien or encumbrance.

(viii) The Securities have been duly authorized for issuance and sale, and when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, will be validly issued, fully paid and nonassessable.

(ix) The issuance of the Securities is not subject to preemptive rights arising by operation of federal or state laws and regulations or the Company’s articles of incorporation, except for subscription rights granted pursuant to the Plan.

(x) To such counsel’s actual knowledge, the Company, the MHC and the Bank have conducted the Offerings in all material respects in accordance with the requirements of all applicable regulations (except to the extent that the requirements to comply therewith were specifically waived by the applicable regulatory authority) and the Plan, and have satisfied all conditions precedent to the issuance of the Securities imposed upon them by the NCCOB under the terms of the NCCOB’s written approval of the Conversion Application, the FRB’s approval of the Holding Company Application and the FDIC’s non-objection to the Conversion.

(xi) The Bank is a member in good standing of the Federal Home Loan Bank of Atlanta. The Bank is an insured depository institution under the Federal Deposit Insurance Act, as amended, and, to such counsel’s knowledge, no proceeding for the termination or revocation of depository insurance are pending or threatened. The MHC is registered as a bank holding company under the BHCA and is authorized to utilize the FRB’s Discount Window.

(xii) The FRB has approved the Holding Company Application, the NCCOB has approved and the Conversion Application (including the Prospectus and Member’s Proxy Statement) and the FDIC has granted its written non-objection to the Conversion; to such counsel’s actual knowledge, such approvals remain in full force and effect and no action by the NCCOB or the FRB to suspend the effectiveness of such approvals or to suspend the Offerings or by the FDIC to object to the Conversion is pending or threatened; the Holding Company Application and the Conversion Application (including the Prospectus and Member’s Proxy Statement) comply as to form in all material respects with the applicable requirements of the BHCA, the regulations of the FRB promulgated thereunder, and all other applicable regulations, including the NCCOB Regulations, as the case may be, it being understood, however, that (i) no opinion is rendered with respect to the financial statements and schedules, notes to financial statements, stock valuation information or other financial and statistical data included in, or omitted from, the Holding Company Application, the Conversion Application or the FDIC Notice, (ii) in passing upon the compliance as to form of the Holding Company Application, the Conversion Application and the FDIC Notice, such counsel does not assume any responsibility for the accuracy or completeness of the statements contained therein except as otherwise provided herein, and (iii) no opinion is rendered with respect to the business plan or the appraisal report); and, to such counsel’s actual knowledge, no person has sought to obtain review of the final action of the FRB in approving the Holding Company Application, the NCCOB in approving the Conversion Application or the FDIC in not objecting to the Conversion.

(xiii) The execution and delivery of the Agreement, the incurrence of the obligations therein set forth, and the consummation of the transactions contemplated thereby, (A) have been duly authorized by all necessary corporate action on the part of each of the Company, the MHC and the Bank, (B) do not violate the articles of incorporation, charter or bylaws of the Company, the MHC or the Bank, (C) do not result in a breach of or default, or result in the creation of any lien, charge or encumbrance under any agreement filed as an exhibit to the Registration Statement.

(xiv) The Agreement constitutes the legal, valid and binding agreement of each of the Company, the MHC and the Bank, enforceable in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law, and subject to the qualification that (i) enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws (including the laws of fraudulent conveyance) or judicial decisions affecting the enforceability of creditors’ rights generally or the rights of creditors of savings banks or financial institutions, the accounts of which are insured by the FDIC, or holding companies thereof, and (ii) enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability of injunctive relief and enforceability of equitable remedies, including the remedies of specific performance and self-help.

(xv) The Registration Statement has been declared effective by the Commission under the Securities Act, and such counsel has been advised by the Commission’s staff that no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and that no proceedings for such purpose have been initiated or threatened by the Commission.

(xvi) The Prospectus has been declared effective and the Members Proxy Statement has been cleared by the NCCOB, and such counsel has been advised by the NCCOB’s staff that no order suspending such effectiveness of the Prospectus or clearance of the Proxy Statement has been issued by the NCCOB and that no proceedings for such purpose have been initiated or threatened by the NCCOB.

(xvii) Subject to the satisfaction of the conditions to the NCCOB’s approval of the Conversion and the Conversion Application and to the FRB’s approval of the Holding Company Application, no further approval, authorization, consent or order of or filing with any federal, state, local or foreign government or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Stock Market) is required to be made or obtained by the Company, the MHC or the Bank in connection with the execution, delivery and performance of the Agreement, the issuance of the Securities pursuant to the Plan and the consummation of the Conversion, except (i) as may be required under the securities or “Blue Sky” laws of various jurisdictions in which the Securities are being offered by the Agent, or (ii) under the rules and regulations promulgated by FINRA as to which such counsel is not required to render any opinion.

(xviii) The Registration Statement complies as to form in all material respects with the applicable requirements under the Securities Act and the Securities Act Regulations; it being understood, however, that (i) no opinion is rendered with respect to the financial statements and schedules, notes to financial statements, stock valuation information or other financial and statistical data included in, or omitted from, the Registration Statement and (ii) in passing upon the compliance as to form of the Registration Statement, such counsel has assumed that the statements made therein are correct and complete, except as otherwise set forth in paragraph (xxi).

(xix) The Common Stock conforms in all material respects to the description thereof set forth in the Prospectus under the caption “Description of Capital Stock.” The [form of certificate used to evidence the Common Stock] [alternates the issuance of the Securities in book entry form] complies with the applicable requirements of the Company’s Bylaws and the North Carolina Business Corporation Act.

(xx) There are no legal or governmental proceedings pending or, to such counsel’s actual knowledge, threatened against or affecting the Company, the MHC, the Bank or any Subsidiary which are required to be disclosed in the Registration Statement and Prospectus, other than those disclosed therein.

(xxi) The statements in the Prospectus under the captions “Our Policy Regarding Dividends,” “Supervision and Regulation,” “Taxation,” “The Conversion – Effects of Conversion on Customers of the Bank,” “- Material Income Tax Consequences,” “-Restrictions on Transfer of Shares After the Conversion Applicable to Officers and Directors,” “Restrictions on Acquisition of Macon Financial,” and “Description of Capital Stock” to the extent that it constitutes matters of law or legal conclusions, has been reviewed by us and is complete and accurate in all material respects.

(xxii) To such counsel’s actual knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits thereto that are not described or filed, and the descriptions thereof or references thereto are correct in all material respects and, except as described in the Prospectus, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any material obligation, agreement or covenant contained in any contract or document so described or filed.

(xxiii) The descriptions of contracts or documents described in the Registration Statement or Prospectus or filed as exhibits thereto are accurate and complete in all material respects.

(xxiv) The Plan has been duly authorized by the Board of Directors of each of the Company, the MHC and the Bank and approved by the voting members of the MHC in the manner required by applicable laws and regulations and the articles of incorporation and bylaws of the MHC.

(xxv) To such counsel’s actual knowledge, the Company, the MHC, the Bank and the Subsidiaries are currently not in violation of their respective articles of incorporation, charter, articles of organization, bylaws and operating agreement.

(xxiv) The Company is not and, after giving effect to the offer and the sale of the Securities and the application of the net proceeds as described in the Prospectus under the caption “How We Intend to Use the Proceeds of the Offering,” will not be required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

EXHIBIT A

FORM OF SELECTED DEALERS AGREEMENT

Up to 5,570,000 Shares

(Maximum Offered to be Sold and Issued in Conversion, subject to increase up to 6,612,500 shares

under certain circumstances)

Common Stock

(no par value)

SELECTED DEALER’S AGREEMENT

                    , 2011

Ladies and Gentlemen:

We have agreed to assist Macon Financial Corp, a North Carolina corporation (the “Company”), in connection with the offer for sale and issuance of shares (the “Shares”) of common stock, no par value, of the Company, to be issued in connection with the conversion and reorganization of Macon Bancorp, Inc., a North Carolina-chartered mutual holding company (the “MHC”), from the mutual holding company to stock holding company form of organization. The Company, in connection with its plan to effect such conversion, offered for sale up to 5,750,000 shares for subscription by certain of the depositors and borrowers of Macon Bank, a North Carolina-chartered savings bank (the “Bank”), in a subscription offering, and certain members of the general public in a concurrent community offering. The shares which were not subscribed for pursuant to such subscription and community offerings are being offered to the public in a syndicated community offering (the “Syndicated Community Offering”) in accordance with the rules of the North Carolina Commissioner of Banks. The Shares, the bases on which the number of Shares to be issued may change, and certain of the terms on which they are being offered are more fully described in the enclosed Prospectus (the “Prospectus”).

We are offering to Selected Dealers (of which you are one) the opportunity to participate in the solicitation of offers to buy the Shares in the Syndicated Community Offering, and we will pay you a fee in the amount of                      percent (            %) of the dollar amount of the Shares sold on behalf of the Company by you. The number of Shares sold by you shall be determined based on the authorized designation of your firm on the order form or forms for such Shares accompanying the funds transmitted for payment therefor (whether in the form of a check payable to the Company or a withdrawal from an existing account at the Bank) to the special account established by the Company for the purpose of holding such funds. It is understood, of course, that payment of your fee will be made only out of compensation received by us for the Shares sold on behalf of the Company by you, as evidenced in accordance with the preceding sentence. The Bank has requested us to invite you to become a “Sponsoring Dealer,” that is, a Selected Dealer who solicits offers which result in the sale on behalf of the Bank of at least              shares. You may become a Sponsoring Dealer (subject to your fulfillment of the requirement in the preceding sentence) by checking the box on the confirmation at the end of this letter. If you become a Sponsoring Dealer, you shall be entitled to an additional fee in the amount of              percent (            %) of the dollar amount of the Shares sold on behalf of the Company by you as evidenced in the manner set forth above.

Each order form for the purchase of Shares must set forth the identity, address and tax identification number of each person ordering Shares regardless of whether the Shares will be registered in street name or in the purchaser’s name. Such order form should clearly identify your firm.

As soon as practicable after all the Shares are sold, we will remit to you, out of our compensation as provided above, the fees to which you are entitled hereunder, including your Sponsoring Dealer fee.

This offer is made subject to the terms and conditions herein set forth and is made only to Selected Dealers which are (i) members in good standing of the Financial Industry Regulatory Authority (“FINRA”) which agree to comply with all applicable interpretative materials, FINRA Rules and the National Association of Securities Dealers, Inc.’s (“NASD”) Conduct Rules, including, without limitation, NASD’s Interpretation with Respect to Free-Riding and Withholding and Rule 2740 of the NASD’s Conduct Rules, or (ii) foreign dealers not eligible for membership in FINRA which agree (A) not to sell any Shares within the United States, its territories or possessions or to persons who are citizens thereof or resident therein and (B) in making other sales to comply with the above-mentioned NASD Rules 2730, 2740 and 2750 of the above-mentioned Conduct Rules and FINRA Rule 2790 as if they were FINRA members and Rule 2420 of such NASD Conduct Rules as it applies to non-member brokers or dealers in a foreign country.

Orders for Shares will be strictly subject to confirmation and we, acting on behalf of the Company, reserve the right in our absolute discretion to reject any order in whole or in part, to accept or reject orders in the order of their receipt or otherwise, and to allot. Neither you nor any other person is authorized by the Company, the Bank or by us to give any information or make any representations other than those contained in the Prospectus in connection with the offering and sale of any of the Shares. No Selected Dealer is authorized to act as agent for us when soliciting offers to buy the Shares from the public or otherwise. No Selected Dealer shall engage in any stabilizing (as defined in Regulation M promulgated under the Securities Exchange Act of

1934, as amended (the “Exchange Act”)) with respect to the Company’s common stock during the offering.

We and each Selected Dealer assisting in selling Shares pursuant hereto agree to comply with the applicable requirements of the Exchange Act, and applicable rules and regulations issued by the Securities and Exchange Commission (the “SEC”). In addition, we and each Selected Dealer confirm that the SEC interprets Rule 15c2-8 promulgated under the Exchange Act as requiring that a prospectus be supplied to each person who is expected to receive a confirmation of sale at least 48 hours prior to delivery of such person’s order form.

We and each Selected Dealer further agree to the extent that our customers desire to pay for Shares with funds held by or to be deposited with us, in accordance with the interpretation of the SEC Rule 15c2-4 promulgated under the Exchange Act either (a) upon receipt of an executed order form or direction to execute an order form on behalf of a customer to forward the Syndicated Community Offering price for the Shares ordered on or before 12:00 noon on the business day following receipt or execution of an order form by us to the Bank for deposit in a segregated account or (b) to solicit indications of interest in which event (i) we will subsequently contact any customers indicating interest to confirm the interest and give instructions to execute and return an order form or to receive authorization to execute an order form on their behalf, (ii) we will mail acknowledgments of receipt of orders to each customer confirming interest on the business day following such confirmation, (iii) we will debit accounts of such customers on the fifth business day (the “debit date”) following receipt of the confirmation referred to in (i) and (iv) we will forward completed order forms together with such funds to the Bank on or before 12:00 noon on the next business day following the debit date for deposit in a segregated account. We acknowledge that if the procedure in (b) is adopted, our customer’s funds are not required to be in their accounts until the debit date. We and each Selected Dealer further acknowledge that, in order to use the foregoing “sweep arrangements,” we comply with the net capital requirements for broker/dealers under Rule 15c3-1(a)(1) of the Exchange Act. We and each Selected Dealer further agree that we shall deposit funds received from interested investors by check, bank draft or money order in any Syndicated Community Offering into a separate segregated account established at the Bank on or before 12:00 noon on the business day after receipt. In addition, we shall promptly return funds received in any form from interested investors to the interested investors if the Syndicated Community Offering does not close or if the closing occurs but some or all of an interested investor’s funds are not accepted by the Company.

Unless earlier terminated by us, this Agreement shall terminate 45 full business days after the date hereof, but may be extended by us for an additional period or periods not exceeding 30 full business days in the aggregate. We may terminate this Agreement or any provisions hereof at any time by written or telegraphic notice to you. Of course, our obligations hereunder are subject to the successful completion of the offering, including the sale of all of the Shares.

You agree that at any time or times prior to the termination of this Agreement you will, upon our request, report to us the number of Shares sold on behalf of the Company by you under this Agreement.

We shall have full authority to take such actions as we may deem advisable in respect to all matters pertaining to the offering. We shall be under no liability to you except for lack of good faith and for obligations expressly assumed by us in this Agreement.

Upon application to us, we will inform you as to the states in which we believe the Shares have been qualified for sale under, or are exempt from the requirements of, the respective blue sky laws of such states, but we assume no responsibility or obligation as to your rights to sell Shares in any state.

Additional copies of the Prospectus and any supplements thereto will be supplied in reasonable quantities upon request.

Any notice from us to you shall be deemed to have been duly given if mailed, telephoned or telegraphed to you at the address to which this Agreement is mailed.

This Agreement shall be construed in accordance with the laws of New York.

Please confirm your agreement hereto by signing and returning the confirmation accompanying this letter at once to us at Raymond James & Associates, Inc., 4000 West Chase Boulevard, Suite 110, Raleigh, North Carolina 27607. The enclosed duplicate copy will evidence the agreement between us.

Very truly yours,

RAYMOND JAMES & ASSOCIATES, INC.

By:

Raymond James & Associates, Inc.

4000 West Chase Boulevard, Suite 110

Raleigh, North Carolina 27607

Re:

Ladies and Gentlemen:

We hereby confirm our agreement to all the terms and conditions stated in the foregoing letter. We acknowledge receipt of the Prospectus relating to the Shares and we further state that in agreeing thereto we have relied upon the Prospectus and no other statement whatsoever, written or oral. We confirm that we are (i) a member on good standing of the Financial Industry Regulatory Authority (“FINRA”), and agree to comply with all applicable interpretative materials, FINRA Rules and the National Association of Securities Dealers, Inc.’s (“NASD”) Conduct Rules, including, without limitation, the NASD’s “Interpretation With Respect to Free-Riding and Withholding” and Rule 2740 of the NASD’s Conduct Rules, or (ii) a foreign dealer not eligible for membership in the FINRA and agree (A) not to sell any Shares of Macon Financial Corp. within the United States, its territories or possessions or to persons who are citizens thereof or resident therein and (B) in making other sales to comply with the above-mentioned NASD Rules 2730, 2740 and 2750 of the above-mentioned Conduct Rules and FINRA Rule 2790 as if we were an FINRA member and Rule 2420 of such Conduct Rules as it applies to a non-member broker or dealer in a foreign country.

[    ] We wish to become a “Sponsoring Dealer.”

Dated:

(Please print or type name of firm

By: